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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                    November 14, 2002 (November 14, 2002)


                                NTL INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


   Delaware                    0-30673                       13-4105887
(State or Other         (Commission File Number)            (IRS Employer
Jurisdiction of                                           Identification No.)
Incorporation)


                 110 East 59th Street, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code: (212) 906-8440


          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

On November 14, 2002, NTL Incorporated announced results for the three months ended September 30, 2002.

The full text of the media release, dated November 14, 2002, is attached to this report as Exhibit 99.1.

ITEM 9.     REGULATION FD DISCLOSURE

On November 14, 2002, NTL Incorporated announced results for the three months ended September 30, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NTL INCORPORATED
                                        (Registrant)


                                        By: /s/ Richard J. Lubasch
                                            ------------------------------------
                                            Name:   Richard J. Lubasch
                                            Title:  Executive Vice President,
                                                    General Counsel and Counsel


Dated:  November 14, 2002


                                EXHIBIT INDEX

Exhibit No.       Description


Exhibit 99.1      Media release, dated November 14, 2002.




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